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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): APRIL 5, 2002


                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



           DELAWARE                   1-13086                      04-2515019
 (State of Incorporation)      (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)

    515 POST OAK BLVD., SUITE 600
          HOUSTON, TEXAS                                             77027
(Address of Principal Executive Offices)                           (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000

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                         EXHIBIT INDEX APPEARS ON PAGE 4

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ITEM 5.   OTHER EVENTS

         On April 5, 2002, we announced the approval by our board of directors of our corporate restructuring plan to change our place of incorporation from Delaware to Bermuda. Under the plan, Weatherford International Ltd., a newly formed Bermuda company, will become the parent holding company of Weatherford International, Inc. Upon completion of the restructuring, our shareholders will receive one common share of Weatherford International Ltd for each share of Weatherford International, Inc. that they hold. The new shares will have substantially the same attributes as a current share of Weatherford International, Inc. The merger that will accomplish the restructuring is subject to shareholder approval. A copy of the press release announcing the proposed corporate restructuring is filed as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Press release dated April 5, 2002, announcing Weatherford's proposed corporate restructuring.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WEATHERFORD INTERNATIONAL, INC.



Dated: April 5, 2002                         /s/ BURT M. MARTIN
                                       -----------------------------------------
                                               Burt M. Martin
                                       Senior Vice President, General Counsel
                                               and Secretary


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                                INDEX TO EXHIBITS



         Number                     Exhibit
         ------                     -------
          99.1 Press release dated April 5, 2002, announcing Weatherford's proposed corporate restructuring.




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